UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2006

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Director Restricted Stock Agreement
Press Release dated June 29, 2006

Item 1.01.	Entry into a Material Definitive Agreement.
At a meeting held on June 29, 2006, the Board of Directors of DTE Energy Company (the “Company”) granted James H. Vandenberghe, a newly elected director, 1000 shares of Restricted Stock, pursuant to the DTE Energy Company 2006 Long-Term Incentive Plan (the “Plan”). The shares vest three years from the effective date of the grant and require no consideration to be paid by the recipient. A form of Restricted Stock Agreement for restricted stock grants awarded to Company directors under the Plan is attached hereto as Exhibit 10.1.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
At a meeting held on June 29, 2006, the Board of Directors of the Company elected James H. Vandenberghe, Vice Chairman and Chief Financial Officer of Lear Corporation, to the Board of Directors effective June 29, 2006, for a term that expires at the Company’s 2007 annual meeting of shareholders. Mr. Vandenberghe fills a vacancy created by an increase in the size of the Board of Directors from 12 to 13.
The Board of Directors has determined that Mr. Vandenberghe is an independent director under the News York Stock Exchange listing standards and the Company’s independence guidelines. The Board of Directors has also determined that Mr. Vandenberghe qualifies as an “audit committee financial expert” as that term has been defined by the Securities and Exchange Commission, and has appointed Mr. Vandenberghe to the Audit Committee.
There is no arrangement or understanding between Mr. Vandenberghe and any person pursuant to which he was selected as a Director. Mr. Vandenberghe is not a party to any transaction subject to Section 404(a) of Regulation S-K involving DTE Energy Company or any of its subsidiaries.
A copy of the Company’s press release announcing Mr. Vandenberghe’s election is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

10.1	Form of Director Restricted Stock Agreement pursuant to the DTE Energy Company 2006 Long-Term Incentive Plan

99.1	Press Release dated June 29, 2006 issued by DTE Energy Company

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2006
DTE ENERGY COMPANY
(Registrant)

/s/ Sandra Kay Ennis

Sandra Kay Ennis
Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Director Restricted Stock Agreement pursuant to the DTE Energy Company 2006 Long-Term Incentive Plan

99.1	Press Release dated June 29, 2006 issued by DTE Energy Company

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